Leases	12 Months Ended
Sep. 30, 2025
Leases [Abstract]
LEASES
13.	LEASES

The Company leases factories and under non-cancellable operating leases, with terms ranging from three to five years. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of right of use assets and lease liabilities. Lease expense for lease payment is recognized on a straight-line basis over the lease term.

The Company determines whether a contract is or contains a lease at inception of the contract and whether that lease meets the classification criteria of a finance or operating lease. When available, the Company uses the rate implicit in the lease to discount lease payments to present value. Therefore, the Company discount lease payments based on an estimate of its incremental borrowing rate. As of September 30, 2025 and 2024, the operating lease’s weighted average remaining lease term was 4 years and 0.67 years, respectively. As of September 30, 2025 and 2024, and the weighted average discount rate was 3.85% and 4.75%, respectively. The rental expense for the fiscal years ended September 30, 2025 and 2024 was $435,901 and $153,754, respectively.

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Supplemental balance sheet information related to finance lease liabilities was as follows:

	As of September 30,
	2025	2024
Right-of-use assets	$1,639,652	$104,223

Operating lease liabilities - current	386,590	84,492
Operating lease liabilities - non-current	$1,253,062	$—
Total operating lease liabilities	$1,639,652	$84,492

Undiscounted cash flows for operating leases recorded in the consolidated balance sheets were as follows as of September 30, 2025:

2026	$439,416
2027	439,416
2028	439,416
2029	439,416
Total lease payments	1,757,664
Less: imputed interest	(118,012)
Present value of lease liabilities	$1,639,652